2

1 2 3 4 5 36

1 4

1 5

6 1

• • • • • • 7 • 1

8 2

9 2

10 2

11 3

12 3

13 3

14 • • 1 2 3 4 4

15 4 • • 1 2 3

16 4

1 2 3 17 4

18 4

19 4

• • • • 2 1 3 20 5 •4

21 5 *

$0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 22 5

• • 2 1 23 3 5 4

24 2 6

25

BBVA Compass

Fixed Income Investor Update

4th Quarter, 2016

BBVA Compass

"Safe Harbor" Forward Looking Statements

The following should be read in conjunction with the financial statements, notes and other information contained in BBVA Compass Bancshares, Inc.'s (the "Company") Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

This presentation includes non-GAAP financial measures to describe the Company performance. Reconciliation of those non-GAAP measures are provided within or in the appendix of this presentation. Additionally, certain ratios are presented on an annualized basis for comparison, which is the preferred industry standard.

Certain statements in this presentation may contain forward-looking statements about the Company and its industry that involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding our future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to the Company, constitute forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995.

Words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," "may," "will," "should," and other similar expressions are intended to identify these forward-looking statements. These forward-looking statements reflect the Company's views regarding future events and financial performance. Such statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond the Company' control, that could cause actual results to differ materially from anticipated results. If the Company's assumptions and estimates are incorrect, or if the Company becomes subject to significant limitations as the result of litigation or regulatory action, then the Company's actual results could vary materially from those expressed or implied in these forward-looking statements.

The forward-looking statements are and will be based on the Company's then current views and assumptions regarding future events and speak only as of their dates made. The Company assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by securities law.

For further information regarding risks and uncertainties associated with the Company's business, please refer to the "Risk Factors" section of the Company's Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission on March 1, 2017, as updated by the Company's subsequent SEC filings.

BBVA Compass

Sections

BBVA Compass

BBVA: Bank with Global Reach

1


North America
USA
Mexico
South America
Argentina
Bolivia
Brasil
Chile
Colombia
Paraguay
Peru
Uruguay
Venezuela
Europe
Germany
Belgium
Spain
France
Holland
Italy
Luxembourg
Malta
Portugal
U.K.
Romania
Russia
Switzerland
Turkey
Asia - Pacific
Australia
China
UAE
Hong Kong
India
Indonesia
Japan
South Korea
Singapore
Taiwan

€ 732	70	35	8,660	31,120	134,792
billion in total assets	million customers	countries	branches	ATMs	employees

Data as of December 31, 2016

BBVA: Digital Investments & Partnerships

1

ACQUISITIONS

HOLVI

Atom
29.5% stake

SIMPLE

Openpay

INVESTMENTS
(venture capital*)

coinbase
taulia
civic
PROSPER
PERSONAL CAPITAL
DocuSign
earnest
DRIVE MOTORS
l·lippo
INSIKT
Guideline
brave
Hixme
Kasisto

Open Platform

Enable new developments combining BBVA's APIs, client's technology and other building blocks



API Client
API Client
API Client
BBVA Open API's
3rd party API
3rd party API

BBVA is driving the modularization of finance

BBVA Compass

BBVA Compass: A Strong U.S. Banking Franchise

1



Branches
Commercial Office
Commercial/Private Client Office
Sacramento
San Francisco
Walnut Creek
Los Angeles
Irvine
LaJolla
San Diego
Phoenix
Tucson
Denver
Albuquerque
Las Cruces
El Paso
Lubbock
Ft. Worth
Dallas
Austin
San Antonio
Laredo
McAllen
Beaumont
Houston
Chicago
Cleveland
New York
Washington, DC
Raleigh
Charlotte
Huntsville
Birmingham
Atlanta
Montgomery
Mobile
Jacksonville
Gainesville
Tampa
Orlando
Miami

BRANCHES BY STATE

Alabama	89	Florida	45
Arizona	75	New Mexico	19
California	62	Texas	344
Colorado	38		

$87.1 Billion In Assets

$60.2 Billion In Loans

$67.3 Billion In Deposits

672 Branches

10,336 Employees

Data as of 12/31/16 - Consolidated BBVA Compass Bancshares, Inc. data

BBVA Compass

BBVA Compass: Key Points for 4th Quarter 2016

1

Margin and Capital Growth	• **Margin growth of $28 million / 22 bps from 4Q15** despite smaller balance sheet. • **Capital ratios growing with Tier 1 common up 79 bps YoY** as focus on prudent loan origination continues.
Lower Loan Balances	• Lower loan balances driven by focus on profitability and better return on equity. • Direct lending initiatives driving consumer loan growth, historically a lower portion of the Company's lending.
Deposit Pricing Focus	• Focus on controlling consumer deposit pricing as loan growth pace moves more in-line with regional bank peers. • Wholesale funding down nearly $4.4 billion from year-end 2015.
Expense Management	• Core expenses well contained year over year, Simple non-cash goodwill impairment in Q4 of $59.9 million driving overall increase in noninterest expense.

Data as of 12/31/16 - Consolidated BBVA Compass Bancshares , Inc. data

BBVA Compass

Financial Summary

2

$ in millions	4Q15	3Q16	4Q16	% Change QoQ	% Change YoY	2015 FY	2016FY	% Change YoY
Net interest income (non-FTE)	504.1	514.8	531.8	3	5	2,013.0	2,067.7	3
Noninterest income	262.2	263.8	260.8	-1	-1	1,079.4	1,056.0	-2
Revenues	**766.3**	**778.6**	**792.5**	**2**	**3**	**3,092.3**	**3,123.7**	**1**
Noninterest expense	578.7	556.3	614.1	10	6	2,214.9	2,303.5	4
Operating income	**187.6**	**222.3**	**178.4**	**-20**	**-5**	**877.5**	**820.1**	**-7**
Provision	76.3	65.1	37.6	-42	-51	193.6	302.6	56
Pre-Tax income	111.3	157.2	140.9	-10	27	683.9	517.5	-24
Tax expense	19.6	36.8	51.5	40	163	176.5	146.0	-17
Noncontrolling interest	0.5	0.5	0.4	-20	-20	2.2	2.0	-9
Net income attributable to BBVA Compass Bancshares, Inc.	**91.2**	**119.8**	**89.0**	**-26**	**-2**	**505.1**	**369.5**	**-27**
Total loans ($B)	61.4	60.3	60.2	0	-2			
Total deposits ($B)	66.0	67.6	67.3	0	2			
Net Interest Margin (%)	2.56	2.73	2.78	5 bps	22 bps			

Total revenue grew 3% over 4Q15 reflecting growth in Net Interest Margin partially offset by modestly lower fee income

Continued focus on cost savings with 4Q non-interest expense down from 4Q15, excluding goodwill impairment of Simple

Fourth quarter provision was lower YoY reflecting improving credit environment for Energy loans as Oil prices stabilize

FTE - Fully Taxable Equivalent

BBVA Compass

Noninterest Income

2

$ in millions	4Q15	3Q16	4Q16	% Change QoQ	% Change YoY	2015 FY	2016FY	% Change YoY
Service charges on deposits	54.4	55.0	55.9	2	3	216.2	214.3	-1
Card/Merchant processing fees	28.9	31.3	31.2	0	8	112.8	123.7	10
Retail investment sales	24.0	30.1	23.3	-23	-3	101.6	103.0	1
Investment banking & advisory fees	20.3	34.4	20.8	-40	2	105.2	107.1	2
Money transfer income	24.7	25.1	28.6	14	16	93.4	104.6	12
Asset management fees	8.7	8.8	8.9	1	2	33.2	34.9	5
Corp. and Corr. investment sales	9.7	7.0	3.2	-54	-67	30.0	24.7	-18
Mortgage banking income	6.0	8.2	16.1	96	168	27.3	21.5	-21
Bank owned life insurance	5.1	4.2	4.2	0	-18	18.7	17.2	-8
Other income	67.5	59.7	68.9	15	2	267.2	275.3	3
	249.4	**263.8**	**261.1**	**-1**	**5**	**1,005.7**	**1,026.3**	**2**
Securities & other gains	12.8	0.0	-0.3	NM	NM	73.6	29.7	-60
Total noninterest income	**262.2**	**263.8**	**260.8**	**-1**	**-1**	**1,079.4**	**1,056.0**	**-2**

Continued improvement over last year in service charges on deposits, card/merchant processing and investment banking fees & advisory fees

Excluding securities gains, non-interest income up 5% from last year and 2% for full year 2016

Growth in Mortgage Banking Income reflects marks on MSR asset, while decline in Correspondent represents MTM on Treasuries used to hedge the MSR

Securities & other gains is comprised of "Gain (loss) on prepayment of FHLB and other borrowings" and "Securities gains, net" as detailed in BBVA Compass Bancshares Inc. earnings release

BBVA Compass

Noninterest Expense

2

$ in millions	4Q15	3Q16	4Q16	% Change QoQ	% Change YoY	2015 FY	2016FY	% Change YoY
Salaries, benefits, and commissions	276.6	279.1	283.6	2	3	1,081.5	1,119.7	4
Professional services	64.5	63.6	63.8	0	-1	218.6	242.2	11
Equipment	57.7	59.7	62.6	5	8	232.1	242.3	4
Net occupancy	41.3	41.6	40.1	-4	-3	161.0	161.0	0
Money transfer expense	16.3	16.7	17.4	4	7	60.4	67.5	12
Marketing	9.4	13.3	13.0	-2	38	41.8	50.5	21
Communications	5.4	5.0	5.4	8	0	22.5	21.0	-7
Amortization of intangibles	9.1	4.1	4.1	0	-55	39.2	16.4	-58
Other expense	81.2	73.1	64.1	-12	-21	340.8	323.0	-5
	561.7	**556.3**	**554.2**	**0**	**-1**	**2,197.9**	**2,243.6**	**2**
Goodwill Impairment	17.0	0.0	59.9	NM	252	17.0	59.9	252
Total NIE	**578.7**	**556.3**	**614.1**	**10**	**6**	**2,214.9**	**2,303.5**	**4**

Higher salary and benefits primarily driven by severance costs in targeted areas

$59.9 million goodwill impairment related to Simple is non cash charge; no remaining goodwill associated with this acquisition

Marketing expense increase related to NBA sponsorship and increase in Simple marketing efforts

BBVA Compass

Asset Quality Summary

3

NPLs NPAs	Moderating non-performers in Q4 with NPL and NPA at 1.63% and 1.68%, but concentrated primarily in Energy portfolio.
Charge Offs	Net Charge-offs trends were choppy through the year, but up overall in 2016 reflecting a combination of Energy and consumer lending.
Allowance Ratios	ALLL ratio ends year at 1.40%, up from 1.24% at end of 2015. Coverage ratio of NPLs at 85% (90% excluding LHFS). ALLL related to energy loans at 4.7% of total Energy portfolio.

Active management of portfolios and stabilized energy prices leads to improvement in credit quality metrics during 4Q16

Notes:
Nonperforming loans include nonaccrual loans and loans held for sale (including nonaccrual loans classified as TDR), accruing loans 90 days past due and accruing TDRs 90 days past due.
Troubled Debt Restructuring (TDR) totals include accruing loans 90 days past due classified as TDR.
Nonperforming assets include nonperforming loans, other real estate and other repossessed assets.

BBVA Compass

Asset Quality Metrics

3

Nonperforming Loans Impacted Energy[1]

Nonaccrual loans + Past dues 90d



TDRs 90 Days Past Due & Accruing
Loans 90 Days Past Due & Accruing
Energy Non-Accruals
Non-Accruals
$2,554
$2,050
$1,549
$869
$526
$396
Combined
Separate Energy
$477
$880
$1,088
$1,152
$983
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16

Nonperforming Loans

Nonaccrual loans + Past dues 90d



5.97%
5.07%
3.68%
1.92%
1.03%
0.69%
0.78%
Annual
Quarterly
1.41%
1.76%
1.91%
1.63%
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16

Nonperforming Assets

NPL + ORE + Other Repossessed Assets



ORE
Other Reposessed Assets
Energy Non-Accruals
Non-Accruals
2,869
2,402
1,771
942
552
420
506
Annual
Quarterly
906
1,116
1,181
1,012
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16

Nonperforming Assets

NPL + ORE + Other Repossessed Assets



6.65%
5.89%
4.18%
2.07%
1.09%
0.73%
0.82%
Annual
Quarterly
1.46%
1.80%
1.96%
1.68%
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16

1 Energy Nonaccruals are shown in 2015 & 2016 as detailed in public SEC filings, previous quarters shown consolidated Nonaccrual balances as detailed in public SEC filings.

BBVA Compass

Reserve Coverage and Provision Metrics

3

Net Charge Offs
Quarters Percentage Annualized as a % of average loans


Annual
Quarterly
2.87%
2.37%
1.19%
0.63%
0.44%
0.22%
0.19%
0.35%
0.43%
0.30%
0.40%
$1,151
$984
$486
$278
$210
$122
$116
$53
$66
$46
$61
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16

Provision Expense
($ in millions)


Annual
Quarterly
$1,686
$825
$429
$29
$108
$106
$194
$113
$87
$65
$38
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16

ALLL and ALLL / Total Loans
($ in millions)


Annual
Quarterly
2.97%
2.75%
2.51%
1.78%
1.38%
1.19%
1.24%
1.32%
1.37%
1.43%
1.40%
$1,268
$1,109
$1,052
$803
$701
$685
$763
$822
$843
$862
$838
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16

ALLL to NPLs[1]


50%
55%
69%
93%
135%
173%
160%
93%
77%
75%
85%
Annual
Quarterly
2009 2010 2011 2012 2013 2014 2015 1Q16 2Q16 3Q16 4Q16

[1]ALLL to NPL includes loans held for sale.

BBVA Compass

Energy: Conservatively Underwritten Portfolio

4

Energy Portfolio Composition

Percentages based on 12/31/16 Period-end Balances



Upstream 59%
Midstream 37%
Refineries 4%
Drilling Oil & Support Services 8%
Midstream 37%
Exploration and Production 51%
Refineries and Terminals 4%

Key Points

1. **Experienced** energy lending team in place since 1994
2. **In-house engineering staff with average 20 years experience.** Currently, employ four engineers and three engineer techs
3. **Over 87% of** Exploration and Production balances are **secured by engineered reserves**‡
4. **Balanced portfolio** representing **~51%** Crude Oil and **~49%** Natural and Liquid Natural Gas*‡

Prudent underwriting guidelines have resulted in conservatively underwritten Energy portfolio

‡Based on Spring 2016 data utilizing borrower base reviews.

*Based on clients that have provided detailed engineering information and when applying the bank's current pricing policies.

BBVA Compass

Energy: Active Management of Energy Book

4

Energy Portfolio Detail

$ in Millions. Period-end balances

Sector	4Q15		4Q16		YoY Change Loans	
	Loans	Non-accrual	Loans	Non-accrual	$	%
Exploration and Production	2,041	92	1,655	308	-386	-19%
Drilling Oil & Support Services	267	0	264	67	-3	-1%
Midstream	1,356	0	1,200	11	-156	-11%
Refineries and Terminals	138	1	128	0	-10	-7%
Other	39	0	0	0	-39	NM
Total	**3,840**	**92**	**3,246**	**387**	**-594**	**-15%**
Total Commitments ($B)	**9.4**	**NA**	**8.1**	**NA**	**-1.3**	**-14%**

Key Points

1. Balances and commitments down year over year with non-accrual trend beginning to turn in 4Q16.
2. ALLL Coverage ratio for Energy book totaled approximately 4.7% of outstanding energy loans.
3. Minimal exposure to Oilfield Services companies.

Stabilizing Oil prices and prudent credit management helping drive sequential improvement in Energy credit metrics

[1] Including loans classified as nonaccrual

BBVA Compass

Loan Portfolio Overview

Loan Portfolio Historical



CF&A
CRE
Resi Mortgage
Other Consumer Loans
Other
$45.3
$50.8
$57.5
$61.4
$62.2
$61.8
$60.3
$60.2
$5.8
$6.2
$7.1
$8.1
$8.2
$8.0
$8.0
$8.0
$11.4
$12.7
$13.9
$14.0
$13.6
$13.5
$13.5
$13.3
$9.6
$10.8
$12.0
$12.8
$13.1
$13.4
$13.6
$13.3
$17.0
$20.2
$23.8
$26.0
$26.9
$26.4
$24.8
$25.1
2012
2013
2014
2015
1Q16
2Q16
3Q16
4Q16

$ in Billions.
Period-end balances

2016 Loan Growth/(Decline)



Total Loans
-$1,172
CRE
$528
CF&A
-$900
Residential RE
-$733
Other
-$67

$ in Millions.
Period-end balances;
Other includes net growth of all other loan categories

Declining loan balances driven by increased focus on return on equity and relationship profitability

CF&A: Commercial, Financial & Agricultural
"CRE" consists of Commercial Real Estate Mortgage and Commercial Real Estate Construction

CF&A Loan Growth Detail by Industry

$ in Millions. Period-end balances

Loans by Industry	Period			YoY Change	
	4Q15	3Q16	4Q16	$	%
Energy	3,840	3,322	3,246	-594	-15%
Consumer & Healthcare	3,224	3,059	3,164	-60	-2%
Institutions	2,542	2,387	2,373	-169	-7%
Retailers	2,375	2,427	2,410	35	1%
Capital Goods & Industrial Services	2,587	2,436	2,615	28	1%
Leisure	2,119	2,022	2,077	-41	-2%
General Corporates	1,411	1,854	1,919	508	36%
Telecoms, Technology & Media	1,461	1,476	1,525	64	4%
Real Estate	1,584	1,246	1,252	-332	-21%
Financial Services	1,075	1,033	1,148	74	7%
Basic Materials	858	866	740	-117	-14%
Other Categories[1]	2,948	2,712	2,653	-295	-10%
Total	**26,022**	**24,839**	**25,122**	**-900**	**-3%**

Key Drivers

1. **Commercial loans down YoY:** anticipate growth more in-line with industry as the bank continues focus on profitable growth
2. Total energy loans declined $594 million from 4Q15 levels and now represent 5.4% of total loan portfolio, down from 6.3% at 4Q15
3. Outside of Energy, declines were generally distributed across sectors

Loan growth focused on profitable relationships with increased emphasis on return on equity

[1] Other Categories includes Construction & Infrastructure, Transportation, Utilities, and Autos, Components and Durable Goods as shown in 10-K filing

BBVA Compass

Commercial Real Estate Profile

4

CRE Portfolio Historical Perspective



Commercial real estate - mortgage
Real estate - construction
$14.9B
$7.8
$7.1
$11.6B
$4.5
$7.1
$10.6B
$3.4
$7.2
$9.6B
$1.9
$7.7
$10.8B
$1.7
$9.1
$12.0B
$2.2
$9.9
$12.8B
$2.4
$10.5
$13.1B
$2.4
$10.6
$13.4B
$2.1
$11.3
$13.6B
$2.2
$11.4
$13.3B
$2.1
$11.2
2009
2010
2011
2012
2013
2014
2015
1Q16
2Q16
3Q16
4Q16

$ in Billions. Period-end balances

CRE Composition by Geography



Alabama 4%
Arizona 7%
California 10%
Colorado 4%
Florida 9%
New Mexico 1%
Texas 35%
Other 30%

% based on 4Q16 period-end balances
Geography based on zip code of collateral

Diverse loan portfolio by both geography and industry; declines driven primarily by industrial and multi-family

BBVA Compass

Consumer Loan Portfolio Profile

4

Consumer Portfolio Historical Perspective

$ in Billions. Period-end balances



Residential real estate - mortgage
Equity lines of credit
Equity loans
Credit card
Consumer - direct
Consumer - indirect
$18.9
$21.0
$22.1
$21.8
$21.5
$21.4
$21.2
2.1
2.9
3.5
3.6
3.3
3.2
3.1
0.6
0.6
0.6
0.5
0.5
0.5
2.2
2.3
2.4
2.4
2.5
2.5
2.5
12.7
13.9
14.0
13.6
13.5
13.5
13.3
2013
2014
2015
1Q16
2Q16
3Q16
4Q16

Consumer Loan Portfolio Composition

% based on 4Q16 period-end balances



Consumer - direct, 6%
Credit card, 3%
Equity loans, 2%
Consumer - indirect, 15%
Equity lines of credit, 12%
Residential real estate - mortgage, 62%

Continued focus on growing Consumer Direct lending but overshadowed by declines in Mortgage and Consumer Indirect

BBVA Compass

Balanced Deposit Mix

Historical Deposit Mix


LIBOR
Cost of IB Deposits
0.66%
0.65%
0.64%
0.63%
0.60%
0.51%
0.43%
0.44%
$51.6
$54.4
$61.2
$66.0
$68.9
$67.8
$67.6
$67.3
$6.7
$7.7
$7.7
$7.4
$7.0
$6.7
$7.1
$8.2
$12.1
$12.0
$12.7
$14.0
$14.8
$14.9
$14.2
$13.4
$18.3
$19.3
$23.4
$25.2
$26.4
$25.9
$25.6
$25.3
$14.4
$15.4
$17.2
$19.3
$20.4
$20.1
$20.6
$20.3
2012
2013
2014
2015
1Q16
2Q16
3Q16
4Q16
Noninterest DDA
Savings & Money Market
Time Deposits
Interest Bearing DDA
Foreign Office Deposits

$ in Billions. Period-end

Key Points

1. **YoY deposit growth of nearly $1.3 billion,** despite bank-wide initiatives to reduce deposit costs while retaining customers.
2. **Attractive deposit mix**
   - 30% are noninterest bearing
3. **Focus on retail & operational relationships** for favorable Liquidity Coverage Ratio (LCR) posture
4. **Continued downward pressure on deposit costs,** despite rising market rates

Ability to grow customer funding while actively managing deposit funding costs down

DDA: Demand Deposit Account
IB: Interest Bearing
The financial information has not been adjusted to include the historical activity of BBVA Compass Payments, Inc. due to the immateriality of the 2012 financial information
LIBOR and Cost of Interest Bearing Deposits shown as average over the quarter, LIBOR source is Intercontinental Exchange ("ICE")

BBVA Compass

Lower Levels of Wholesale Funding



FHLB Borrowings
Brokered Deposits
Senior Unsecured Debt
Fed Funds Purchased (Customer)
Subordinated Notes & Debentures
Deposits in Foreign Offices
% of Total Liabilities
14.8%
13.7%
13.2%
16.9%
14.7%
15.0%
13.2%
11.8%
$8.3B
$0.2
$0.9
$1.0
$2.9
$3.3
$8.3B
$0.1
$0.7
$0.7
$3.3
$3.5
$9.4B
$0.2
$0.7
$0.7
$1.0
$3.7
$3.0
$13.1B
$0.1
$1.4
$0.7
$1.0
$7.0
$2.9
$11.7B
$0.3
$1.4
$0.7
$1.0
$6.5
$1.8
$11.9B
$0.1
$1.4
$0.3
$1.0
$6.5
$2.5
$10.2B
$0.1
$1.4
$0.1
$1.0
$6.4
$1.1
$8.7B
$1.4
$1.0
$5.8
$0.5
2012
2013
2014
2015
1Q16
2Q16
3Q16
4Q16

Lower need for wholesale funding reflecting slow down in loan growth

* $0.8B of Equity Linked CDs and other deposit accounts re-classified as Brokered Deposits in 4Q15, prior quarters not restated.
Exclusive of BBVA Securities Inc (BSI) matched Treasury repo book
FHLB: Federal Home Loan Bank
The financial information has not been adjusted to include the historical activity of BBVA Compass Payments, Inc. due to the immateriality of the 2012 financial information.

BBVA Compass

Highly Liquid with Large Pool of HQLA

5

Liquidity Overview

Solid customer deposit franchise and diversified funding base.

Built significant stock of High Quality Liquid Assets (HQLA) and cash for LCR ratio in the U.S. and for BBVA Group.

In excess of Modified U.S. LCR requirements. Subject to more stringent parent requirements.



Loans to Deposits
91.4%
87.8%
93.3%
94.0%
93.0%
90.2%
91.2%
89.2%
89.6%
$8.0
$3.1
$8.0
$6.1
$8.3
$3.6
$10.2
$2.8
$11.1
$4.2
$11.3
$5.1
$11.4
$4.8
$11.5
$4.1
$11.7
$3.1
2011
2012
2013
2014
2015
1Q16
2Q16
3Q16
4Q16
Cash & Due From
Available for Sale Securities

Period end balances in billions

The financial information has not been adjusted to include the historical activity of BBVA Compass Payments, Inc. due to the immateriality of the 2011 and 2012 financial information

BBVA Compass

Interest Rate Sensitivity

5

GAAP Net Interest Margin



2.56%
2.73%
2.66%
2.73%
2.78%
4Q15
1Q16
2Q16
3Q16
4Q16

Estimated % Change in NII

Data as of December 31, 2016



4%
8%
+100 basis points
+200 basis points

Key Points

1. **Asset sensitive ;** well positioned for rising rate environment
2. **Sizable loan book tied to Libor** or other variable rates
3. **Majority of deposits are noninterest bearing** or non-maturity deposits with managed rates
4. Recent actions taken to **reduce interest rate sensitivity** using swaps

Asset sensitive portfolio remains well positioned for rising rate environment

Assumes a gradual and sustained parallel shift in interest rates

BBVA Compass

Strong Capital Levels

Healthy Capital Ratios Distributions Limited to Dividends

4Q16 Common Equity Tier 1 (Transitional)



11.49%
10.08%

Capital Distributions[1]



25%
33%
Dividends
37%
Share Buybacks
BBVA Compass
Peers 2

Capital ratios growing as focus on prudent loan origination continues.

Solid Capital Ratios

Tier 1 Common Equity Ratio (%)

Period End



2015 and 2016 are shown as Transitional Common Equity Tier 1
10.70
10.64
10.79
11.28
11.49
2014
2015
1Q16
2Q16
3Q16
4Q16

Tier 1 Capital Ratio (%)

Period End



10.94
11.08
10.99
11.14
11.64
11.85
2014
2015
1Q16
2Q16
3Q16
4Q16

Total Capital Ratio (%)

Period End



12.81
13.68
13.55
13.66
14.18
14.31
2014
2015
1Q16
2Q16
3Q16
4Q16

1 BBVA Compass Bancshares Inc. ratios are based on Last Twelve Months ("LTM") distributions as % of LTM net income; Capital Distributions include common stock dividends and common share repurchases.
2 Peer comparison includes: ASBC, BBT, HBAN, MTB, FITB, RF, STI, SNV, USB, PNC, KEY, WFC as adjusted for those completing buybacks and dividends

BBVA Compass

Appendix: Organizational Structure[1]



Asset Distribution
$ in Billions
BBVA Compass Payments, $0.1
BBVA Securities Inc, $2.9
Compass Bank, $83.6
BBVA S.A.
BBVA Compass Bancshares, Inc.
Compass Bank
BBVA Securities Inc.
BBVA Compass Payments Inc.
Simple Finance Technology Corp
4D Internet Solutions, Inc. (dba Spring Studio)

Vast majority of Assets are Within Compass Bank

1 Abridged organizational representation of primary subsidiaries, does not include all entities, trusts, property companies, leasing companies or other holding entities.

BBVA Compass

Fixed Income Investor Update

4th Quarter, 2016